UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

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[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GOLDEN PHOENIX MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Golden Phoenix Minerals, Inc.
1675 East Prater Way
Suite 102
Sparks, Nevada 89434
(775) 853-4919

To the Shareholders of Golden Phoenix Minerals, Inc.:

You are cordially invited to attend an Annual Meeting of Shareholders of Golden Phoenix Minerals, Inc. (the “Company”) to be held at 10:00 a.m. (Pacific Time), on Monday, September 8, 2008, at the Hampton Inn Tropicana, located at 4975 Dean Martin Drive, Las Vegas, Nevada 89118-1656.

At the meeting, you will be asked:

1.      To elect five (5) directors of the Company;

2.	To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the 2008 fiscal year; and

3.	To consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement.

The Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.

The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

We hope you will be able to attend the meeting.  However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible.  Your proxy may be revoked at any time prior to the time it is voted.

/s/David A. Caldwell
David A. Caldwell
Chief Executive Officer, Director

July 30 , 2008
Sparks, Nevada

TABLE OF CONTENTS

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING THE SOLICITATION	1
RECORD DATE AND VOTING RIGHTS	3
PROPOSAL 1 - ELECTION OF DIRECTORS	3
PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS	7
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	23
ANNUAL REPORT	25
OTHER BUSINESS	25

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD September 8, 2008
_________________________

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Golden Phoenix Minerals, Inc. (the “Company”), a Nevada corporation, will be held at 10:00 a.m. (Pacific Time), on Monday, September 8, 2008, at the Hampton Inn Tropicana, located at 4975 Dean Martin Drive, Las Vegas, Nevada 89118-1656, for the following purposes:

1.           To elect five (5) directors of the Company;

2.           To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the 2008 fiscal year; and

3.           To consider any other matters that properly come before the meeting.  These matters are disclosed in detail in the attached proxy statement.

Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.

The Board of Directors of the Company has fixed the close of business on July 29, 2008, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment thereof.  Shareholders are invited to attend the meeting in person.

Whether or not you expect to be present at the meeting, please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person.  If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card.  The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

/s/David A. Caldwell
David A. Caldwell

July 30 , 2008
Sparks, Nevada

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S PRESIDENT, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

i

Golden Phoenix Minerals, Inc.
1675 East Prater Way, Suite 102
Sparks, Nevada 89434
Telephone (775) 853-4919
___________________

INFORMATION CONCERNING THE SOLICITATION

We are furnishing this proxy statement to you in connection with an Annual Meeting of Shareholders of Golden Phoenix Minerals, Inc. (the “Company”) to be held on Monday, September 8, 2008, at 10:00 a.m.  (Pacific Time) at the Hampton Inn Tropicana, located at 4975 Dean Martin Drive, Las Vegas, Nevada 89118-1656, and at any postponement or adjournment thereof (the “Meeting”).

Only shareholders of record on July 29, 2008 are entitled to notice of and to vote at the Meeting.  As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein.

If no contrary instructions are given, each proxy received will be voted:

•	“FOR” the nominees for the Board of Directors;
•	“FOR” the ratification of HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2008; and
•	at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks Nevada 89434, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

Holders of record can ensure that their common shares are voted at the Meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed postage-paid envelope.  Submitting by this method or voting by telephone or the Internet as described below will not affect your right to attend the meeting and to vote in person.  If you plan to attend the Meeting and wish to vote in person, you will be given a ballot at the Meeting.  Please note, however, that if your common shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the Meeting a proxy from the record holder of the common shares authorizing you to vote at the Meeting.

Our holders of record and many shareholders who hold their common shares through a broker, bank or other nominees will have the option to submit their proxy cards or voting instruction cards electronically by telephone or the Internet.  Please note that there are separate arrangements for using the telephone depending on whether your common shares are registered in our records in your name or in the name of a broker, bank or other nominee.  Some brokers, banks or other nominees may also allow voting through the Internet.  If you hold your common shares through a broker, bank or other nominee, you should check your voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available.

Read and follow the instructions on your proxy or voting instruction carefully.

This proxy is solicited on behalf of our Board of Directors.  We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders.  Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote.  In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including financial statements, is included in this mailing.  Such reports and financial statements are not a part of this Proxy Statement except as specifically incorporated herein.

This Proxy Statement and form of proxy were first mailed on or about August 12, 2008 to shareholders of record as of July 29, 2008.

RECORD DATE AND VOTING RIGHTS

We are currently authorized to issue up to 400,000,000 shares of common stock, no par value and 50,000 shares of preferred, no par value.

As of July 25, 2008, there were 192,523,123 shares of Common Stock issued and outstanding.  Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for shareholder approval.  No shares of preferred stock have been authorized.  The record date for determination of shareholders entitled to notice of and to vote at the Meeting is July 29, 2008.

A majority of the voting power, which includes the voting power that is present in person or proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Our Board consists of five (5) seats. Directors serve for a term of one (1) year and stand for election at our annual meeting of shareholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, shareholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below.  If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.  The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.  The Directors who are elected shall hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
David A. Caldwell	47
Ronald L. Parratt	60
J. Roland Vetter	57
Corby G. Anderson	52
Kent D. Aveson	56

Biographies

David A. Caldwell. (age 47) Mr. Caldwell has been a Director of Golden Phoenix since the Company’s inception in 1997.  He has been the Chief Executive Officer since January, 2007.  Mr. Caldwell served as President and Chief Operating Officer from January, 2006 to his current appointment as Chief Executive Officer. Mr. Caldwell also currently serves on the Management Committee of Ashdown LLC. He brings over 16 years of Nevada gold experience, and is the Chief Geoscientist for Golden Phoenix. Mr. Caldwell has more than 20 years experience as a geologist and geophysicist specializing in the discovery, delineation and economic evaluation of mineral deposits. His experience spans from generative fieldwork to project development through bankable feasibility. From 1997 through 2005 Mr. Caldwell was the Chief Geologist for Nevada Pacific Gold in Elko, Nevada, which he co-founded.  From 1994 to 1997 Mr. Caldwell was a Senior Geologist at Santa Fe Pacific Gold Corporation.  From 1988 to 1994 Mr. Caldwell was a Project Geologist at Gold Fields Mining Company. Mr. Caldwell is a former member of the Board of Trustees for the Northwest Mining Association and Chairmen of its 2007 annual convention and a past president and current member of the Board of Directors for the Geologic Society of Nevada. He received his Bachelor of Science degrees in Geology and in Geophysics from the Institute of Technology at the University of Minnesota, and his Masters of Science degree in Geology and Geochemistry from the New Mexico Institute of Mining and Technology.

Ronald L. Parratt. (age 60) Mr. Parratt is a Director of Golden Phoenix and has served in this capacity since 2001. Mr. Parratt has more than 30 years experience as a geologist, exploration manager and developer of gold deposits in North America. Since January 2003, Mr. Parratt has been the President, CEO and a director, and co-founder of AuEx Ventures, Inc., a Canadian registered public mineral exploration company. From 1999 to 2002 Mr. Parratt held exploration positions, including Exploration Manager, with Homestake Mining Company.  From 1978 to 1997, Mr. Parratt held various positions with Santa Fe Pacific Gold Corporation, including Vice President of Exploration and Director of Exploration, where he was responsible for exploration activities in the U.S., South America, West Africa, Australia and Central Asia. Mr. Parratt earned his Master of Science degree in Economic Geology from Purdue University. Mr. Parratt is currently serving on Nevada’s Commission on Mineral Resources.

J. Roland Vetter.  (age 57) Mr. Vetter is a Director and the Chairman of the Audit Committee of the Company, and has served in this capacity since May, 2008.  Since 2006, Mr. Vetter has been the CFO of QuadTech International, Inc.  Since 2004, Mr. Vetter has been CFO and a director of iPackets International, Inc.  Since May 2008, Mr. Vetter has been CFO of Albonia Innovative Technologies, Ltd.  Since April 2008, Mr. Vetter has been CFO of Conventus Energy, Inc. From 2002 to 2008, Mr. Vetter was a director of Dasek Securities, Ltd., a Bermuda company.  From 2003 to 2005, Mr. Vetter was the president and CFO of Cardinal Minerals, Inc.  From 2003 to 2004, Mr. Vetter was the CFO of Globetech Ventures, Inc.  From 2005 to 2007, Mr. Vetter was the President and CFO of International Gold Resources, Inc.  From 1986 to 1998, Mr. Vetter held various positions with Zimco Group, part of the New Mining Business Division of Anglo American Corporation. Mr. Vetter was the former Group Financial Services Director for the Zimco Group and a former Chairman of the Anglo American Audit Liaison Committee.  Mr. Vetter is a member of both the Canadian and South African Institute of Chartered Accountants.  He earned his Bachelor of Commerce and Bachelor of Accounting degrees from the University of the Witwatersrand in South Africa.

Corby G. Anderson, Ph.D.  (age 52) Dr. Anderson has served as a Director of the Company since September 2006. Since 1997, Dr. Anderson has been a Director and the Principal Process Engineer for the Center for Advanced Mineral and Metallurgical Processing at Montana Tech in Butte, Montana. He is professionally registered as a Charted Chemical Engineer and as a Qualified Professional. In addition to being a full research professor, Dr. Anderson has 28 years of experience in process, chemical and metallurgical engineering and industrial plant operations. He has implemented hydrometallurgical technologies for precious and base metal recovery, process control, separations and refining. Dr. Anderson has been responsible for engineering design, start-up and operations of mineral processing and hydrometallurgical plants processing a broad range of precious and base metals. He is active in many professional organizations including participation as an SME Director and Vice President, IPMI Director, Trustee for Northwest Mining Association and Fellow of the Institution of Chemical Engineers. He received his B.Sc., Chemical Engineering from Montana State University, his M. Sc., Metallurgical Engineering from Montana Tech, and his Ph.D., Metallurgical Engineering from the University of Idaho. Dr. Anderson holds several international patents in process engineering.

Kent D. Aveson.  (age 56) Mr. Aveson has been a director of the Company since September 2006.  Since October, 2007, Mr. Aveson has been the general manger of the Ashdown Project LLC, a subsidiary of the Company.  From 2005 to October 2007 Mr. Aveson was the Director Continuous Improvement for Barrick Goldstrike Mines, Inc.’s Bald Mountain Mine in Elko, Nevada.  This involved support of the Underground Division to problem solve, plan and develop improvement teams, train, and deliver multi-million dollar annual cost savings.  From 2001 to 2005, Mr. Aveson held various management positions with Washington Tru Solutions, Inc.  This involved managing mine waste operations.  From 1997 to 2001 he a was manager of mines for Mississippi Potash, Inc.   He is also a former member of the Board of Directors for the New Mexico State Mining Association.  He is a two-time recipient of MSHA’s top Sentinels of Safety Award and a four-time winner of the New Mexico Operator of the Year Award. Mr. Aveson has 33 years of mining experience.  Mr. Aveson earned his B.S. in Geological Engineering from the University of Utah.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2008. HJ & Associates, LLC also served as our independent registered public accounting firm for the fiscal years ending December 31, 2007, 2006 and 2005. The Board of Directors is submitting the appointment of HJ & Associates, LLC as our independent registered public accounting firm for shareholder ratification at the annual meeting.

A representative of HJ & Associates, LLC is expected to be present at the annual meeting. The HJ & Associates, LLC representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from shareholders.

Our Bylaws do not require that the stockholders ratify the appointment of HJ & Associates, LLC as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Board will reconsider whether to retain HJ & Associates, LLC, but may retain HJ & Associates, LLC in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers and Significant Employees

The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee.  Our executive officers are appointed by our Board of Directors.  Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of shareholders, death, resignation or removal by the Board of Directors.  There are no family relationships among our directors, executive officers, director nominees or significant employees.

Name	Age	Position
David A. Caldwell	47	Chief Executive Officer, Director
Robert P. Martin	57	President, Secretary
Dennis P. Gauger	56	Chief Financial Officer
Donald R. Prahl	62	Chief Operating Officer
Ronald L. Parratt	60	Director
J. Roland Vetter	57	Director
Corby G. Anderson	52	Director
Kent D. Aveson	56	Director

Biographies

The biographies of Messrs. Caldwell, Parratt, Vetter, Anderson and Aveson can be found under Proposal 1 - Election of Directors.

Robert P. Martin.  Mr. Martin has been President since January, 2007 and Corporate Secretary since January, 2006.  Mr. Martin served as Executive Vice President from January, 2006 to January, 2007.  Mr. Martin first joined Golden Phoenix as Director of Corporate Development in 2005.  Since 1992 Mr. Martin has been the co-owner, CEO and Vice President of Waikiki Beach Activities, Inc., a Hawaii-based beach and pool concessionaire under contract to the Hilton Corporation.  Mr. Martin’s background includes company turn-arounds, communications, public relations and human resources. He holds a Bachelor of Science degree in Political Science from Washington University and completed post-graduate business studies at the University of Washington. Since 1985, Mr. Martin has donated time as President of Pacific Marine Research, a non-profit education organization based in Seattle, Washington.

Dennis P. Gauger.   Mr. Gauger has been the Chief Financial Officer and Principal Accounting Officer since December 2006, serving on a part-time, contract basis.  Mr. Gauger is a licensed Certified Public Accountant in Utah and Nevada.  Mr. Gauger has served or currently serves other publicly held companies as a part-time, contract chief financial officer, including the following.  Since April 2004, Mr. Gauger has served as a Chief Financial Officer for Cimetrix Incorporated, a publicly held software company (CMXX.OB – NASD OTC). Since May 2007, Mr. Gauger has served as a Chief Financial Officer for BSD Medical Corporation, a publicly held medical systems company (BSM-AMEX). From January 2004 to January 2008, Mr. Gauger served as a director, Chief Financial Officer, and Secretary for Groen Brothers Aviation, Inc., a publicly held aviation company (GNBA - OTCBB). From November 2001 until March 2007, Mr. Gauger served as a Chief Financial Officer for Nevada Chemicals, Inc., a chemical supply company to the gold mining industry (NCEM-NNM). Additionally, over the past ten years, he has served several public and private companies in a variety of industries as a part-time, contract financial executive and consultant.  From 1977 to 1998, Mr. Gauger worked for Deloitte & Touche LLP, including 9 years as an accounting and auditing partner.  Mr. Gauger holds a B.S. degree in Accounting from Brigham Young University.  He is a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants.

Donald R. Prahl.  Mr. Prahl has been the Chief Operating Officer since January, 2007.  Mr. Prahl served as the Company’s Vice President of Operations from August 2006 until January, 2007.  From 2003 to 2005, Mr. Prahl was the Vice President and General Manager of Northshore Mining in Silver Bay, Minnesota, where he oversaw the Cleveland Cliffs iron mine.  From 1996 to 2001, Mr. Prahl was Vice President and General Manager of Barrick Goldstrike Mine, Inc. in Elko, Nevada.  From 1989 until 1996, he served in various capacities with Cyprus-Amax Mining Company, including Mine Manager of the Sierrita mine, Vice President and General Manager of the Cyprus Sierrita Mine, and Vice President and General Manger for Cyprus Miami Mining Corporation located in Claypool, Arizona.  Mr. Prahl earned his Minerals Engineering degree from the University of Wisconsin, and completed post-graduate training through Harvard University. He has received the Nevada Governor’s Award for Excellence in Mining Reclamation and the MSHA Sentinels of Safety Award. Mr. Prahl is an active member of the American Institute of Mining Engineers and served as a past Director and Chairman of the Board of the Nevada Mining Association.

Committees of the Board of Directors

The Board has set up three committees as part of its compliance with the Sarbanes-Oxley Act. The following is a list of committees that are presently active and staffed by independent directors of the Company, with the exception of Mr. Aveson who is employed by our subsidiary.

Committee	Chairperson	Members
Audit Committee	J. Roland Vetter	Ronald L. Parratt, Corby G. Anderson
Compensation Committee	Corby G. Anderson	J. Roland Vetter, Ronald L. Parratt
Governance Committee	Ronald L. Parratt	Corby G. Anderson, J. Roland Vetter

Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company.  Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

Our Compensation Committee reviewed and approved executive compensation policies and practices, reviewed salaries and bonuses for our officers, administered our benefit plans, and considered other matters. Our Compensation Committee has not adopted a formal charter;  however, the Compensation Committee will adopt a formal charter in the near future.

We did not have a separate nominating committee during our past fiscal year, but will incorporate a nominating committee into our current Governance Committee for future fiscal years.  The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors.  Our Governance Committee has not adopted a formal charter.  However, our Governance Committee will adopt a formal charter in the near future as the Governance & Nominating Committee.

In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by shareholders.  If a shareholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws.  According to our Bylaws, nominations of persons for election to the Board may be made by any shareholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a shareholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to shareholders, to be timely, a shareholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such shareholder’s notice shall set forth (a) as to each person whom such shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address of such shareholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such shareholder.

Proposals for candidates to be evaluated by the Board must be sent to the President, 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

In fiscal 2007, all Board actions were taken by unanimous written consent.  On September 21, 2007, there was an annual meeting of shareholders.  The Board requires all Directors to attend the annual shareholder meeting unless there is an emergency.

Shareholders may send communications to the Board by mail to the President, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws including the Sarbanes-Oxley Act of 2002. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee consists of three independent directors, Mr. Vetter (Audit Committee Chairman) Dr. Anderson and Mr. Parratt.

Audit Committee Report

The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After review and discussions, the Committee recommended to the Board that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007.  The Committee also recommended to the Board that HJ & Associates, LLC be appointed as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Respectfully Submitted,
Audit Committee of
Golden Phoenix Minerals, Inc.

J. Roland Vetter, Chair

Compensation Committee

The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Dr. Anderson (Compensation Committee Chairman), Mr. Vetter and Mr. Parratt.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

The following table summarizes all compensation earned by or paid to our former Chief Executive Officer, our current Chief Executive Officer, our President, our Chief Operating Officer, and our Chief Financial Officer (the “Named Executive Officers”) for services rendered in all capacities for the year ended December 31, 2007.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation on Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David A. Caldwell (2) Chief Executive	2007	$82,502	$—	$—	$10,305	$—	$—	$—	$92,807
Officer	2006	391,545	—	—	95,119	—	—	—	486,664

Robert P. Martin (3)	2007	$67,500	$—	$—	$3,435	$—	$—	$—	$70,935
President	2006	307,611	—	—	31,706	—	—	—	339,317

Donald R. Prahl (4) Chief Operating	2007	$149,630	$—	$—	$25,213	$—	$—	$—	$174,843
Officer	2006	78,462	—	—	47,559	—	—	—	126,021

Dennis P. Gauger (5) Chief Financial	2007	$—	$—	$—	$26,238	$—	$—	$71,500	$97,738
Officer	2006	—	—	—	15,853	—	—	1,500	17,353

Former Executive Officer
Kenneth S. Ripley (6) Chief Executive	2007	$322,933	$—	$—	$7,728	$—	$—	$—	$330,661
Officer	2006	586,372	—	—	—	—	—	—	705,270

(1)          The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the years ended December 31, 2007 and 2006 in accordance with SFAS 123(R).

(2)    Mr. Caldwell’s 2006 salary includes non-cash compensation related to stock-based transactions of $319,045, including payment of deferred compensation. The amounts represent the value recorded for financial reporting purposes at the market value of the common shares on the day the shares were issued rather than the contractual amounts owed Mr. Caldwell. The common shares issued to Mr. Caldwell are restricted as to trading.  Mr. Caldwell has been the Chief Executive Officer since January, 2007.  Mr. Caldwell served as President and Chief Operating Officer from January, 2006 to his current appointment as Chief Executive Officer.

(3)    Mr. Martin’s 2006 salary includes non-cash compensation related to stock-based transactions of $266,961, including payment of deferred compensation. The amounts represent the value recorded for financial reporting purposes at the market value of the common shares on the day the shares were issued rather than the contractual amounts owed Mr. Martin. The common shares issued to Mr. Martin are restricted as to trading.

(4)          Mr. Prahl’s 2006 salary includes non-cash compensation related to stock-based transactions of $40,000.

(5)          The other compensation paid to Mr. Gauger in 2007 consists of fees paid pursuant to an Independent Contractor Agreement. The other compensation paid to Mr. Gauger in 2006 consists of consulting fees paid prior to Mr. Gauger’s appointment as Chief Financial Officer in December 2006.

(6)          Mr. Ripley resigned as Chief Executive Officer on January 31, 2007. Salary includes non-cash compensation related to stock-based transactions of $64,600 in 2007 and $496,372 in 2006, including payment of deferred compensation. The amounts represent the value recorded for financial reporting purposes using the market value of the common shares on the day the shares were issued, rather than the contractual amounts owed Mr. Ripley.

The officers’ deferred compensation as of December 31, 2007 is payable to the following officers or former officers of the Company:

Steven Craig (former officer)	$ 129,587
David A. Caldwell	166,670
Robert P. Martin	131,550

$ 427,807

The officers’ compensation has been deferred in accordance with the employment agreements of the respective officers due to working capital constraints, and not part of a formal compensation deferral program which would allow the officers to defer awards earned under other compensation plans.

Through a settlement agreement with Steven Craig dated March 21, 2008, all deferred compensation owed to him was paid.

Employment Agreements

David A. Caldwell

On February 22, 2006, the Company entered into an Employment Agreement with David A. Caldwell to render full-time employment to the Company as President and Chief Operating Officer effective as of February 15, 2006.  Mr. Caldwell’s duties are to assist the Company’s executive management in the areas of corporate development and compliance, mergers and acquisitions, investment banking and fund raising, strategic relationships and public relations, in the United States and such other locations as deemed appropriate by the Board.

On January 31, 2007, the Company entered into an Addendum to the Employment Agreement with Mr. Caldwell whereby Mr. Caldwell became the full time Chief Executive Officer of the Company and resigned from his position of President and Chief Operating Officer of the Company.  Other than the change in title and position, the remaining terms of the February 22, 2006 Employment Agreement continues in full force and effect.

Until the Company achieved initial cash flow through sales of molybdenite concentrates at the Ashdown mine, the Company accrued and deferred the payment of Mr. Caldwell’s salary for the services to be rendered by him at the rate of One Hundred Forty Five Thousand and No/100 Dollars ($145,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of the performance of his duties not less frequently than annually.  Thereafter, fifty percent (50%) of Mr. Caldwell’s base salary will be deferred and accrued as an obligation of the Company until the Company has fully satisfied its financial obligations to Crestview Capital Master, LLC (“Crestview”) and the Ashdown Milling Company LLC (“Ashdown Milling”) finance programs relating to the Ashdown mine.

In June 2006, Mr. Caldwell’s salary was adjusted to One Hundred Sixty Five Thousand and No/100 Dollars ($165,000) annually, subject to increases, if any, as the Board may determine in its sole discretion after periodic review his duties not less frequently than annually.  All of Mr. Caldwell’s salary was deferred during 2006 and 50% of Mr. Caldwell’s salary was deferred during 2007.

On February 13, 2006, Mr. Caldwell was granted 600,000 options under the 2002 Stock Option Incentive Plan with an exercise price of $0.24 per share.  One fourth of the options vest each ninety (90) day period from the date of the grant date resulting in one hundred percent (100%) vesting on February 13, 2007.  The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.  Mr. Caldwell has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of twenty four (24) months following termination of his employment.

On May 8, 2008, Mr. Caldwell was granted 200,000 options under the 2002 Stock Option  Incentive Plan with an exercise price of $0.19 per share. One third of the options vested immediately, the second one third of the options shall vest on May 8, 2009 and the final one third of the options shall vest on May 8, 2010 resulting in 100% vesting on May 8, 2010. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.

Also on May 8, 2008, Mr. Caldwell was granted 250,000 options under the 2007 Equity Incentive Plan with an exercise price of $0.19 per share.  All of the options vested immediately. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.

Robert P. Martin

On March 8, 2006, the Company entered into an Employment Agreement with Robert P. Martin to render employment to the Company as Executive Vice President and Corporate Secretary effective as of January 1, 2006.  On January 31, 2007, the Company entered into an Addendum to the Employment Agreement with Mr. Martin whereby Mr. Martin became the full time President of the Company and resigned from his positions of Executive Vice President and Corporate Secretary of the Company.  Other than the change in title and position, the remaining terms of the March 8, 2006 Employment Agreement continues in full force and effect.

Until the Company achieved an initial cash flow through sales of molybdenite concentrates at the Ashdown mine, the Company accrued and deferred the payment of Mr. Martin’s salary for the services to be rendered by him at the rate of One Hundred Thirty Five Thousand and No/100 Dollars ($135,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of the performance of his duties not less frequently than annually. Thereafter, fifty percent (50%) of Mr. Martin’s base salary will be deferred and accrued as an obligation of the Company until the Company has fully satisfied its financial obligations to Crestview and Ashdown Milling finance programs relating to the Ashdown mine.

Once the Company achieves initial cash flow through sales of molybdenite concentrates at the Ashdown Mine and the Company has fully satisfied its financial obligations to Crestview and Ashdown Milling finance programs relating to the Ashdown mine, Mr. Martin’s salary will be adjusted to One Hundred Fifty Five Thousand and No/100 Dollars ($155,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of the performance of his duties not less frequently than annually.  All of Mr. Martin’s salary, at the rate of $135,000 was deferred during 2006 and 50% of Mr. Martin’s salary was deferred during 2007.

On February 13, 2006, Mr. Martin was granted 200,000 options under the 2002 Stock Option Incentive Plan with an exercise price of $0.24 per share.  One fourth of the options vest each ninety (90) day period from the date of the grant date, resulting in one hundred percent (100%) vesting on February 13, 2007.  The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.  Mr. Martin has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of twenty four (24) months following termination of his employment.

On May 8, 2008, Mr. Martin was granted 250,000 options under the 2007 Equity Incentive Plan with an exercise price of $0.19 per share. One third of the options vested immediately, the second one third of the options shall vest on May 8, 2009 and the final one third of the options shall vest on May 8, 2010 resulting in 100% vesting on May 8, 2010. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.

Donald R. Prahl

On August 14, 2006, the Company entered into an Employment Agreement with Donald R. Prahl to render full-time employment to the Company as the Vice President of Operations.  On January 31, 2007, the Company entered into an Addendum to the Employment Agreement with Mr. Prahl whereby Mr. Prahl became the full time Chief Operating Officer of the Company and resigned from his position of Vice President of Operations of the Company.  Other than the change in title and position, the remaining terms of the August 14, 2006 Employment Agreement continue in full force and effect.

The Company will pay Mr. Prahl salary for the services to be rendered by him at the rate of $100,000 annually (prorated for any portion of a year) (“Annual Base Salary”), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of Mr. Prahl's performance of his duties hereunder not less frequently than annually.  In the event that the Ashdown mine achieves three (3) shipments of 12 superstacks, each carrying in excess of 3900 pounds of MoS2, within a consecutive four (4) week period, the Company shall adjust the Annual Base Salary to the rate of $125,000 annually (prorated for any portion of a year).  In the event that Executive achieves six (6) shipments of 12 superstacks, each carrying in excess of 3,900 pounds MoS2, within a consecutive four (4) week period, the Company shall adjust the Annual Base Salary to the rate of $150,000 annually (prorated for any portion of a year).

The Company has granted to Mr. Prahl the right, privilege and option to receive an aggregate of 200,000 shares of the Company’s restricted common stock (the “Shares”).  For each pay period, until an aggregate of 200,000 shares were, the Company distributed to Mr. Prahl a number of shares equal to $4,000 as valued in US funds set at the closing share price as of the last trading price prior to each distribution. The Company has agreed that it will use its best efforts to register the Shares issued in connection with the Employment Agreement pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended.

On August 7, 2006, Mr. Prahl was granted 300,000 options with an exercise price of $0.325 per share.  One third of the options vested immediately, the second one third of the options vested on August 7, 2007 and the final one third of the options shall vest on August 7, 2008 resulting in 100% vesting on August 7, 2008.  The options have a term of five (5) years and are subject to other standard terms and conditions under the stock option agreement.  Mr. Prahl has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of twenty four (24) months following termination of his employment.

On May 8, 2008, Mr. Prahl was granted 250,000 options under the 2007 Equity Incentive Plan with an exercise price of $0.19 per share. One third of the options vested immediately, the second one third of the options shall vest on May 8, 2009 and the final one third of the options shall vest on May 8, 2010 resulting in 100% vesting on May 8, 2010. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.

Dennis P. Gauger

On December 18, 2006, the Company entered into an Independent Contractor Agreement with Dennis P. Gauger to render part-time services to the Company for an initial term of one (1) year.  Mr. Gauger shall serve as the Company’s Chief Financial Officer and Principal Accounting Officer under the direction of the President, Chief Executive Officer, Board of Directors and the Audit Committee.  The Agreement automatically renews for an additional one (1) year period at the end of each then existing term, unless one party gives to the other thirty (30) days prior written notice to terminate.

Mr. Gauger was compensated $1,000 for services rendered in the month of December 2006, $4,000 for services rendered in the month of January 2007, $4,500 for services rendered in the month of February 2007 and $6,000 for services rendered in the month of March 2007 and each month thereafter.  Effective January 1, 2008 Mr. Gauger’s compensation was increased to $8,000 per month.

On December 18, 2006, Mr. Gauger was granted 100,000 options with an exercise price of $0.395 per share.  One fourth of the options vested on each of March 18, 2007, June 18, 2007, September 18, 2007 and December 18, 2007, resulting in 100% vesting on the December 18, 2007.  The options have a term of five (5) years and are subject to other standard terms and conditions under the stock option agreement.

On May 8, 2008, Mr. Gauger was granted 100,000 options under the 2007 Equity Incentive Plan with an exercise price of $0.19 per share.  One third of the options vested immediately, the second one third of the options shall vest on May 8, 2009 and the final one third of the options shall vest on May 8, 2010 resulting in 100% vesting on May 8, 2010. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.

Kenneth S. Ripley Employment Separation Agreement

On January 31, 2007, the Company entered into an Employment Separation Agreement (the “Separation Agreement”) with Kenneth S. Ripley whereby Mr. Ripley resigned as the Chief Executive Officer of the Company and all other positions he held with the Company and on behalf of the Company, effective as of January 31, 2007 (the “Effective Date”).  The Separation Agreement terminates the Employment Agreement dated as of March 8, 2006 between the Company and Mr. Ripley whereby Mr. Ripley assumed the role of Chief Executive Officer of the Company effective March 13, 2006 (the “Employment Agreement”).

Under the terms of the Separation Agreement: (i) subject to a “Cash Call Delay”, the Company agreed to pay Mr. Ripley his deferred salary of $115,000 (balance of $98,750 as of December 31, 2006) in twelve (12) equal monthly installments starting in March 2007 as severance pay; (ii) subject to a Cash Call Delay, the Company agreed to pay Mr. Ripley a performance bonus in the amount of $195,000 in twelve (12) equal monthly installments starting in March 2007 as bonus pay, with the unpaid portion of the bonus pay accruing simple interest at the rate of 18% per annum; (iii) subject to a Cash Call Delay, the Company agreed to pay the outstanding balance of Mr. Ripley’s note payable and related accrued interest totaling $157,979, consisting of $89,897 in principal and $68,082 in accrued interest, in twelve (12) equal monthly installments starting in March 2007 as promissory note payments; (iv) the Company agreed to immediately vest the unvested portion of the Mr. Ripley’s stock options to purchase an aggregate amount of 30,000 shares of common stock granted pursuant to the Company’s Year 2002 Supplemental Employee/Consultant Stock Compensation Plan as of January 31, 2007 (the “Termination Date”); (v) Mr. Ripley agreed to a non-solicitation clause for a term of eighteen (18) months following the Termination Date; and (vi) Mr. Ripley provided the Company with a general release of liability and claims.  Under the Separation Agreement, a “Cash Call Delay” is defined as a cash call or any cash payment required of the Company in connection with the Ashdown Project LLC.

The total severance obligation to Mr. Ripley as of December 31, 2007 of $52,022, including accrued interest payable of $16,606, is included in current liabilities in the Company's consolidated balance sheet as of December 31, 2007.  Through December 31, 2007, no Cash Call Delays have occurred.  The entire obligation due Mr. Ripley was satisfied in March 2008.

Stock Option Plans

In April 1998, the Board approved the Golden Phoenix Minerals, Inc. Stock Option Incentive Plan (the “1997 Stock Option Incentive Plan”), under which employees and directors of the Company are eligible to receive grants of stock options. The Company has reserved a total of 1,000,000 shares of common stock under the 1997 Stock Option Incentive Plan. Subsequent to this, the Employee Stock Incentive Plan of 2002 amended the 1997 Stock Option Incentive Plan and allows for up to 4,000,000 options to be granted (the “2002 Stock Option Incentive Plan”). These options are qualified and registered with the SEC.  In addition to these qualified plans, the Company created a class of non-registered, non-qualifying options in 2000 to compensate its three principle employees for deferred salaries.  The Company’s executive management administers the plan. Subject to the provisions of the 2002 Stock Option Incentive Plan, the Board has full and final authority to select the individuals to whom options will be granted, to grant the options, and to determine the terms and conditions and the number of shares issued pursuant thereto.

On October 23, 2006, the Board approved the 2006 Non-Employee Director Stock Option Plan providing for 2,000,000 shares of the Company’s common stock to be reserved for issuance of awards of non-qualified stock options to non-employee directors of the Company pursuant to the terms and conditions set forth in the plan.

On September 21, 2007, the Shareholders approved the 2007 Equity Incentive Plan providing for nine percent (9%) of the total number of outstanding shares of the Company’s common stock at the beginning of each fiscal year to be available for issuance of awards of Incentive and Nonqualified Stock Options, Stock and Stock Appreciation Rights.  However, not more than two million (2,000,000) shares of stock shall be granted in the form of Incentive Stock Options.  On July 15, 2008, ten million (10,000,000) shares underlying the options under this 2007 Equity Incentive Plan were registered with the U.S. Securities and Exchange Commission.

Outstanding Equity Awards at December 31, 2007 Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

(a)	(b)	(c)	(d)	(e)	(f)

David A. Caldwell	200,000	-	-	0.37	10/04/2008
David A. Caldwell	200,000	-	-	0.15	02/27/2010
David A. Caldwell	600,000	-	-	0.24	02/13/2011
Robert P. Martin	50,000	-	-	0.15	02/27/2010
Robert P. Martin	40,000	-	-	0.19	02/02/2010
Robert P. Martin	200,000	-	-	0.24	02/13/2011
Donald R. Prahl	241,944	58,056	-	0.325	08/07/2013
Dennis P. Gauger	100,000	-	-	0.395	12/18/2011

Columns (g) through (j) have been omitted since the Company has not granted any stock awards.

Compensation of Directors

Starting January 1, 2007, the Company adopted a stipend system to compensate our directors, whereby each director receives $1,000 per month.  Further, reasonable expenses related to the performance of duties as a director are reimbursed upon submission of evidence of payment therefor.  The following table sets forth compensation paid to our directors as of the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Ronald L. Parratt	12,500	-	-	-	-	-	12,500

Jeffrey P. Tissier	12,500	-	-	-	-	-	12,500

Corby G. Anderson	12,500	-	-	-	-	-	12,500

Kent D. Aveson	12,500	-	-	-	-	-	12,500

David A. Caldwell	12,500	-	-	-	-	-	12,500

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table presents certain information regarding the beneficial ownership of all shares of common stock at July 25, 2008 for each executive officer and director of our Company and for each person known to us who owns beneficially more than five percent (5%) of the outstanding shares of our common stock.  The percentage ownership shown in such table is based upon the 192,523,123 common shares issued and outstanding and ownership by these persons of options or warrants exercisable within 60 days of such date.

	Common Shares Owned	Exercisable Options and Warrants (1)	Total	Percentage

David A. Caldwell (2)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	1,215,703	1,283,333	2,499,036	1.30%

Robert P. Martin (3)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	2,119,929	673,333	2,793,262	1.45%

Donald R. Prahl (4)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	179,260	383,333	562,593	*

Dennis P. Gauger (5)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	-	133,333	133,333	*

Ronald L. Parratt (6)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	49,194	600,000	649,194	*

J. Roland Vetter (7)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	-	100,000	100,000	*

Corby G. Anderson (8)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	-	200,000	200,000	*

Kent D. Aveson (9)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	-	200,000	200,000	*

All directors and officers as a group (8 persons)	3,564,086	3,573,332	7,137,418	3.71%

RBC Dexia Investor Services Trust (10)
(Trust Account # 110455216)
Royal Bank Plaza, 200 Bay Street
South Tower, SL Level
Toronto, Ontario
Canada M5J 2J5	10,000,000	5,000,000	15,000,000	7.79%
____________

* Less than 1%

(1)	Represents stock options and stock warrants exercisable at July 25, 2008 or within sixty (60) days of July 25, 2008.

(2)
Mr. Caldwell holds options for 200,000 common shares exercisable at $0.37 per share, 200,000 common shares exercisable at $0.15 per share, 600,000 common shares exercisable at $0.24, and 450,000 common shares exercisable at $0.19 per share (of which 283,333 are vested).

(3)
Mr. Martin holds options for 50,000 common shares exercisable at $0.15 per share, 40,000 common shares exercisable at $0.19 per share, 200,000 common shares exercisable at $0.24 per share, 250,000 common shares exercisable at $0.19 (of which 83,333 are vested), and 300,000 warrants related to the Production Purchase Payment Agreement exercisable at $0.20 per share.

(4)	Mr. Prahl holds options for 300,000 common shares exercisable at $0.325 per share, and for 250,000 common shares exercisable at $0.19 per share (of which 83,333 are vested).

(5)	Mr. Gauger holds options for 100,000 common shares exercisable at $0.395 per share, and 100,000 common shares exercisable at $0.19 per share (of which 33,333 are vested).

(6)	Mr. Parratt holds options for 200,000 common shares exercisable at $0.37 per share, 100,000 common shares exercisable at $0.15 per share, and 300,000 common shares exercisable at $0.19 per share.

(7)	Mr. Vetter holds options for 100,000 common shares exercisable at $0.21 per share.

(8)	Mr. Anderson holds options for 100,000 common shares exercisable at $0.36 per share and 100, 000 common shares exercisable at $0.19 per share.

(9)	Mr. Aveson holds options for 100,000 common shares exercisable at $0.36 per share and 100, 000 common shares exercisable at $0.19 per share.

(10)
RBC Dexia Investor Services Trust is the nominee registrant for Sprott Asset Management, Inc., the beneficial owner.  RBC Dexia Investor Services Trust holds warrants for 5,000,000 common shares exercisable at $0.40 per share.

Certain Relationships and Related Transactions and Director Independence

Related Party Transactions

On September 26, 2005, the Company entered into a Production Payment Purchase Agreement with Ashdown Milling Company, LLC (“Ashdown Milling”).  Under the terms of the agreement, Ashdown Milling purchased a production payment to be paid from the Company’s share of production from the Ashdown mine for a minimum of $800,000.  In addition, Ashdown Milling received one share of the Company’s common stock and one warrant to purchase one share of the Company’s common stock at $0.20 per share for each dollar paid to the Company.  In addition, the Production Payment Purchase Agreement provides that, upon the request of the Company for additional funds, Ashdown Milling has the right, but not the obligation, to increase its investment in the production payment up to an additional $700,000 for a maximum purchase price of $1,500.000.  The amount of the production payment to be paid to Ashdown Milling was equal to a 12% net smelter returns royalty on the minerals produced from the mine until an amount equal to 240% of the total purchase price has been paid.  Robert P. Martin, President of the Company, and Kenneth S. Ripley, a former Chief Executive Officer of the Company, are managing members of Ashdown Milling.  The Company’s Board approved the transaction.  Neither Mr. Martin nor Mr. Ripley are or were directors of the Company.

Because production payments from the Ashdown mine were not assured at the time of the agreement with Ashdown Milling, the transaction was originally accounted for as the sale of an interest in mineral properties with the related gain to be deferred until the Company began making payments according the terms of the agreement.  Through December 31, 2006, there had been $1,500,000 advanced to the Company pursuant to this agreement, $650,000 received in 2006, with the proceeds allocated as follows.

Common stock	$370,100
Warrants	225,333
Deferred revenue	904,567
Total	$1,500,000

The allocation of the proceeds to common stock was based on the quoted market price of the Company’s common stock on the date the shares were issued to the then five Ashdown Milling members.  The allocation of the proceeds to warrants, also recorded to common stock, was based on the estimated value of the warrants calculated using the Black-Scholes valuation model.

With the commencement of mining operations at the Ashdown mine, the Company has reclassified the deferred revenue in 2007 to a production payment obligation – related party, a current liability, to be repaid from the Company’s share of production distributions received from the Ashdown LLC.  The Company made payments totaling $804,541 during 2007, reducing the obligation to a balance of $100,026 at December 31, 2007.

On February 6, 2008 the Company bought out the membership interests of two members of Ashdown Milling, Charles D. Murphy and Acco Investment Inc., in exchange for 1,866,667 shares of the Company’s common stock and $139,091.91 cash paid to each of them.  As a result, their membership interests in Ashdown Milling were extinguished and the Company’s production payment to be paid to Ashdown Milling was reduced from a 12% net smelter returns royalty on the minerals produced to 7.2%.

As of December 31, 2006, the Company had a note payable to Kenneth S. Ripley, a former Chief Executive Officer of the Company, with a principal balance of $250,125 and related accrued interest payable of $65,703.  The note bears interest at the rate of 18% per annum, plus a 5% origination fee.  In January 2007, the principal balance of the note payable to Mr. Ripley was reduced by $160,228 in connection with the exercise by Mr. Ripley of employee stock options.  At December 31, 2007, the note payable balance was $14,897, with accrued interest payable of $27,675.

Under the terms of an Employment Separation Agreement, the Company agreed to pay the then outstanding balance of Mr. Ripley’s note payable and related accrued interest totaling $157,979, consisting of $89,897 in principal and $68,082 in accrued interest, in twelve (12) equal monthly installments starting in March 2007.  The total severance obligation to Mr. Ripley as of December 31, 2007 of $52,022, including accrued interest payable of $16,606, is included in current liabilities in the consolidated balance sheet as of December 31, 2007.

At a meeting of the Board on February 18, 2005, the directors unanimously approved a separation agreement for Michael Fitzsimonds, a former Chief Executive Officer of the Company.  The terms of separation were that Mr. Fitzsimonds would be paid his full salary for one year including medical benefits followed by 180 hours of vacation.  The Company then would pay him $394,000 in 59 equal monthly payments.  He would be allowed to use a Company vehicle for one year at which time he exercised his option to purchase it.  Mr. Fitzsimonds loaned $100,000 to the Company in 1998 on which the Company pays $1,350 a month for interest.  The principal was to be repaid on or before February 18, 2008, but remains outstanding.  The current portion of the severance obligation to Mr. Fitzsimonds of $80,136 is included in current liabilities and the long-term portion of the severance obligation of $166,595 is included in long-term liabilities in the accompanying consolidated balance sheet as of December 31, 2007.

The mill in operation at the Ashdown project was acquired from the manager of the Ashdown mine, at that time.  At December 31, 2007 a note payable to this related party resulting from this transaction was $212,908, the remaining principal, and the accrued interest payable was $47,796.

Director Independence

It is the current policy of the Board that a majority of its members be independent of the Company’s management.  A Director is considered independent if the Board affirmatively determines that the Director (or an immediate family member) does not have any direct or indirect material relationship with the Company or its affiliates or any member of senior management of the Company or his or her affiliates.  The term “affiliate” means any corporation or other entity that controls, is controlled by, or under common control with the Company, evidenced by the power to elect a majority of the Board of Directors or comparable governing body of such entity.  The term “immediate family member” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in law, brothers- and sisters-in-laws and anyone (other than domestic employees) sharing the Director’s home.

In accordance with these guidelines, the Board has determined that Ronald L. Parratt, J. Roland Vetter and Corby G. Anderson are independent directors.

Relationship with Independent Registered Public Accounting Firm

We retained the firm of HJ & Associates, LLC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007.  We have appointed HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2008.  We expect a representative of HJ & Associates, LLC to be present at the Annual Meeting of Shareholders, and the representative will have an opportunity to make a statement if he or she desires to do so.  Such representative is expected to be available to respond to appropriate questions.

Audit Fees

For the fiscal years ended 2007 and 2006, the aggregate fees billed for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports on Form 10-QSB and the services provided in connection with the statutory and regulatory filings or engagements for those fiscal years and registration statements filed with the SEC were $78,750 and $80,820, respectively.

Audit-Related Fees

For the fiscal years ended December 31, 2007 and 2006, there were no fees billed for the audit or review of the financial statements that are not reported above under Audit Fees.

Tax Fees

For the fiscal year ended December 31, 2007 and 2006 fees billed for tax compliance services were $6,400 and $3,515 respectively. There was no tax-planning advice provided in 2007 or 2006.

All Other Fees

For the fiscal years ended December 31, 2007 and 2006 there were no fees billed for services other than services described above.

Code of Ethics

We have adopted a code of ethics, which is available at our website at www.golden-phoenix.com.

Shareholder Proposals

Proposals by shareholders intended to be presented at the 2009 Annual Meeting of Shareholders must be received by us not later than May 8, 2009, for consideration for possible inclusion in the proxy statement relating to that meeting.  All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on July 1, 2009 and advise shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on July 1, 2009.

Notices of intention to present proposals at the 2009 Annual Meeting should be addressed to the President, Golden Phoenix Minerals Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of  a registered class of our securities to file reports of change of ownership with the SEC.  Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all 16(a) forms they file.

Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during fiscal year 2007 all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons in a timely manner except that except  that Mr. Prahl filed one late Form 4 report and Mr. Ripley filed three (3) late Form 4 reports as Chief Executive Officer and during the applicable filing period following cessation of such services as CEO.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held four (4) meetings and took nine (9) actions by written consent during the fiscal year ending December 31, 2007.  The Board of Directors has an Audit Committee, a Compensation Committee, and a Governance Committee.

Except for Ronald L. Parratt and Kent D. Aveson, each director attended or participated in 75% or more of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the fiscal year ending December 31, 2007.  Each director is expected to attend and participate in, either in person or by means of telephonic conference, all scheduled Board of Director meetings and meetings of committees on which such director is a member.

Governance Committee and Nominations to the Board of Directors

It is the duty of the Governance Committee to develop and recommend to the Board of Directors a set of corporate governance principles for the Company, study and review with management the overall effectiveness of the organization of the Board of Directors and the conduct of its business and report and make recommendations to the Board of Directors as appropriate.  Until October 15, 2007, during the fiscal year ending December 31, 2007, the Governance Committee consisted of three independent directors: Corby G. Anderson (Governance Committee Chairman), Ronald L. Parratt and Kent D. Aveson.  On and after October 15, 2007, during the fiscal year ending December 31, 2007, the Governance Committee consisted of three independent directors: Corby G. Anderson (Governance Committee Chairman), Ronald L. Parratt and Jeffrey P. Tissier.  No meetings were held by the Governance Committee during the fiscal year ending December 31, 2007.

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company.  Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

We did not have a separate nominating committee during our past fiscal year, but will incorporate a nominating committee into our current Governance Committee for future fiscal years.  The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors.  Our Governance Committee has not adopted a formal charter.  However, our Governance Committee will adopt a formal charter in the near future as the Governance & Nominating Committee.

In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by shareholders.  If a shareholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws.  Nominations of persons for election to the Board may be made by any shareholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company.  To be timely, a shareholder’s notice must be delivered or mailed to and received at the registered office of the Company not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to shareholders, to be timely, a shareholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed.  Such shareholder’s notice shall set forth (a) as to each person whom such shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address of such shareholder as it appears on the Company’s books, and (ii) the class and number of shares of the Company’s capital stock that are beneficially owned by such shareholder.

Proposals for candidates to be evaluated by the Board must be sent to the President, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

Shareholders may send other communications to the Board by mail to the President, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws.  The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence.  Until October 15, 2007, during the fiscal year ending December 31, 2007, the Audit Committee consisted of three independent directors: Jeffrey P. Tissier (Audit Committee Chairman), Ronald L. Parratt and Kent D. Aveson.  On and after October 15, 2007, during the fiscal year ending December 31, 2007, the Audit Committee consisted of two independent directors: Jeffrey P. Tissier (Audit Committee Chairman) and Ronald L. Parratt.  Kent Aveson was no longer independent.  However, effective March 27, 2008, Corby G. Anderson, who is independent, replaced Mr. Aveson on this committee.  Four meetings were held by the Audit Committee during the fiscal year ending December 31, 2007.

Compensation Committee

The Compensation Committee has not adopted a formal charter; however, the Compensation Committee will adopt a formal charter in the near future.  The Compensation Committee reviews and approves executive compensation policies and practices, reviews compensation for our officers, and considers other matters as may, from time to time, be referred to them by the Board of Directors.  During the fiscal year ending December 31, 2007, the Compensation Committee consisted of three independent directors: Ronald L. Parratt (Compensation Committee Chairman), Jeffrey P. Tissier and Corby G. Anderson.  No meetings were held by the Compensation Committee during the fiscal year ending December 31, 2007.

ANNUAL REPORT

Our Annual Report on Form 10-KSB for the 2007 fiscal year, filed with the Securities and Exchange Commission on March 31, 2008, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, without charge, by writing to our office located at 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, Attention: Dennis P. Gauger, Chief Financial Officer. We will furnish upon request any exhibits to the Form 10-KSB upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-KSB, as well as certain other reports, proxy statements and other information regarding Golden Phoenix Minerals, Inc. are also available at the Securities and Exchange Commission’s public website at http://www.sec.gov.

OTHER BUSINESS

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein.  If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.  SHAREHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors
/s/David A. Caldwell
David A. Caldwell
Chief Executive Officer and Director

July 30 , 2008
Sparks, Nevada

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

PROXY	PROXY

Golden Phoenix Minerals, Inc.
1675 East Prater Way
Suite 102
Sparks, Nevada 89434
(775) 853-4919

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 8, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders’ annual meeting to be held September 8, 2008 and the proxy statement, and appoints David A. Caldwell a proxy, with full power to appoint substitutes, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Golden Phoenix Minerals, Inc. held of record by the undersigned as of July 29, 2008, at the Annual Meeting of Shareholders to be held at the Hampton Inn Tropicana, located at 4975 Dean Martin Drive, Las Vegas, Nevada 89118-1656, at 10:00 a.m. (Pacific Time), on Monday, September 8, 2008, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

1.           Election of Directors to serve until the Annual Meeting of Shareholders for the year 2009.

Nominees

Corby Anderson	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Kent Aveson	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
David A. Caldwell	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Ronald Parratt	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
J. Roland Vetter	[ ]	FOR	[ ]	WITHHOLD AUTHORITY

2.           To approve the Board of Directors appointment of HJ & Associates LLC as our independent registered public accounting firm for our fiscal year 2008.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE THROUGH TWO.

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THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 2008

_____________________________________
NAME OF REGISTERED SHAREHOLDER

_____________________________________
SIGNATURE

_____________________________________
PRINT NAME OF SIGNATORY

_____________________________________
PRINT TITLE

Common Stock

Please sign exactly as name appears.  When shares are held by joint tenants or more than one person, all owners should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

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